Lord Abbett
Quarterly Portfolio Holdings Report

Lord Abbett
Affiliated Fund

For the period ended January 31, 2022

Schedule of Investments (unaudited)

LORD ABBETT AFFILIATED FUND, INC. January 31, 2022

Investments	Shares		Fair Value
LONG-TERM INVESTMENTS 99.49%

COMMON STOCKS 94.07%

Aerospace & Defense 5.07%
Airbus SE*(a)	EUR	497,251	$63,495,581
Northrop Grumman Corp.		356,100	131,721,390
Raytheon Technologies Corp.		1,395,057	125,820,191
Total			321,037,162

Banks 8.35%
Bank of America Corp.		2,632,700	121,472,778
First Citizens BancShares, Inc. Class A		128,968	100,476,389
JPMorgan Chase & Co.		1,080,142	160,509,101
Signature Bank		220,336	67,120,956
Western Alliance Bancorp		802,600	79,609,894
Total			529,189,118

Beverages 1.75%
Coca-Cola Co. (The)		1,818,500	110,946,685

Biotechnology 3.38%
AbbVie, Inc.		1,565,000	214,232,850

Building Products 0.75%
Trane Technologies plc (Ireland)(b)		273,900	47,412,090

Capital Markets 10.64%
Ameriprise Financial, Inc.		540,900	164,601,279
BlackRock, Inc.		95,300	78,426,182
Cboe Global Markets, Inc.		836,933	99,201,669
KKR & Co., Inc.		1,440,000	102,470,400
Morgan Stanley		2,236,700	229,351,218
Total			674,050,748
Investments	Shares	Fair Value
Chemicals 2.12%
Air Products & Chemicals, Inc.	257,000	$72,504,840
Valvoline, Inc.	1,878,500	61,877,790
Total		134,382,630

Communications Equipment 1.17%
Cisco Systems, Inc.	1,330,767	74,083,799

Consumer Finance 1.07%
Ally Financial, Inc.	1,422,900	67,900,788

Containers & Packaging 1.64%
Avery Dennison Corp.	505,000	103,737,100

Equity Real Estate Investment Trusts 4.61%
Alexandria Real Estate Equities, Inc.	347,500	67,706,900
Crown Castle International Corp.	145,100	26,482,201
Life Storage, Inc.	534,041	72,068,833
Prologis, Inc.	804,500	126,161,690
Total		292,419,624

Food & Staples Retailing 0.51%
Walmart, Inc.	230,700	32,254,167

Health Care Equipment & Supplies 1.43%
Abbott Laboratories	708,900	90,356,394

Health Care Providers & Services 3.63%
UnitedHealth Group, Inc.	486,600	229,952,562

Hotels, Restaurants & Leisure 1.16%
Hilton Worldwide Holdings, Inc.*	507,000	73,570,770

Household Products 1.90%
Procter & Gamble Co. (The)	749,700	120,289,365

Industrial Conglomerates 1.91%
Honeywell International, Inc.	592,300	121,113,504

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

LORD ABBETT AFFILIATED FUND, INC. January 31, 2022

Investments	Shares	Fair Value
Information Technology Services 1.52%
Accenture plc Class A (Ireland)(b)	272,590	$96,382,372

Insurance 4.37%
American Financial Group, Inc./OH	826,300	107,650,364
Chubb Ltd. (Switzerland)(b)	230,700	45,512,496
Fidelity National Financial, Inc.	2,456,700	123,694,845
Total		276,857,705

Life Sciences Tools & Services 0.70%
Agilent Technologies, Inc.	317,800	44,275,896

Machinery 4.27%
Dover Corp.	694,500	118,002,495
Illinois Tool Works, Inc.	270,500	63,275,360
Parker-Hannifin Corp.	287,530	89,137,175
Total		270,415,030

Media 0.89%
Comcast Corp. Class A	1,132,700	56,623,673

Metals & Mining 0.90%
Reliance Steel & Aluminum Co.	372,300	56,917,224

Multi-Line Retail 1.72%
Dollar General Corp.	140,300	29,249,744
Target Corp.	362,737	79,958,117
Total		109,207,861

Oil, Gas & Consumable Fuels 8.85%
Cheniere Energy, Inc.	690,608	77,279,035
Chevron Corp.	1,191,332	156,457,632
Marathon Petroleum Corp.	2,702,900	193,933,075
Shell PLC ADR	2,587,900	133,018,060
Total		560,687,802
Investments	Shares		Fair Value
Pharmaceuticals 4.07%
Eli Lilly & Co.		395,600	$97,076,284
Pfizer, Inc.		3,056,258	161,034,234
Total			258,110,518

Road & Rail 3.63%
Norfolk Southern Corp.		374,000	101,724,260
Union Pacific Corp.		523,800	128,095,290
Total			229,819,550

Semiconductors & Semiconductor Equipment 2.52%
Lam Research Corp.		119,500	70,495,440
Texas Instruments, Inc.		497,900	89,368,071
Total			159,863,511

Software 2.12%
Microsoft Corp.		432,900	134,623,242

Specialty Retail 4.57%
Home Depot, Inc. (The)		323,500	118,718,030
Lowe’s Cos., Inc.		433,800	102,962,430
Williams-Sonoma, Inc.		423,300	67,956,582
Total			289,637,042

Technology Hardware, Storage & Peripherals 2.13%
Apple, Inc.		467,060	81,632,747
Samsung Electronics Co. Ltd.(a)	KRW	859,231	53,443,376
Total			135,076,123

Textiles, Apparel & Luxury Goods 0.72%
LVMH Moet Hennessy Louis Vuitton SE(a)	EUR	55,593	45,662,823
Total Common Stocks (cost $4,804,579,362)			5,961,089,728

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT AFFILIATED FUND, INC. January 31, 2022

Investments	Shares	Fair Value
CONVERTIBLE PREFERRED STOCKS 5.42%

Electric: Utilities 3.13%
NextEra Energy, Inc.(c)(d)	3,862,450	$198,491,305

Health Care Equipment & Supplies 2.29%
Danaher Corp.(e)	75,990	144,855,938
Total Convertible Preferred Stocks (cost $313,972,036)		343,347,243
Total Long-Term Investments (cost $5,118,551,398)		6,304,436,971

	Principal Amount
SHORT-TERM INVESTMENTS 0.88%

Repurchase Agreements 0.87%

Repurchase Agreement dated 1/31/2022, 0.00% due 2/1/2022 with Fixed Income Clearing Corp. collateralized by $49,375,900 of U.S. Treasury Inflation Indexed Note at 0.125% due 04/15/2025 value: $56,053,143; proceeds: $54,954,062 (cost $54,954,062)	$54,954,062	54,954,062
Investments	Shares	Fair Value
Money Market Funds 0.01%
Fidelity Government Portfolio(f) (cost $829,229)	829,229	$829,229

Time Deposits 0.00%
CitiBank N.A.(f) (cost $92,137)	92,137	92,137
Total Short-Term Investments (cost $55,875,428)		55,875,428
Total Investments in Securities 100.37% (cost $5,174,426,826)		6,360,312,399
Other Assets and Liabilities – Net(g) (0.37)%		(23,638,834)
Net Assets 100.00%		$6,336,673,565

ADR	American Depositary Receipt.
EUR	Euro.
KRW	South Korean Won.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.
(c)	The security has a dividend rate of 6.22%.
(d)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(e)	The security has a dividend rate of 4.75%.
(f)	Security was purchased with the cash collateral from loaned securities.
(g)	Other Assets and Liabilities – Net include net unrealized depreciation on futures contracts as follows:

Open Futures Contracts at January 31, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
E-Mini S&P 500 Index	March 2022	110	Long	$25,475,625	$24,773,375	$(702,250)

See Notes to Schedule of Investments.	3

Schedule of Investments (unaudited)(concluded)

LORD ABBETT AFFILIATED FUND, INC. January 31, 2022

The following is a summary of the inputs used as of January 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Aerospace & Defense	$257,541,581	$63,495,581	$–	$321,037,162
Technology Hardware, Storage & Peripherals	81,632,747	53,443,376	–	135,076,123
Textiles, Apparel & Luxury Goods	–	45,662,823	–	45,662,823
Remaining Industries	5,459,313,620	–	–	5,459,313,620
Convertible Preferred Stocks	343,347,243	–	–	343,347,243
Short-Term Investments
Repurchase Agreements	–	54,954,062	–	54,954,062
Money Market Funds	829,229	–	–	829,229
Time Deposits	–	92,137	–	92,137
Total	$6,142,664,420	$217,647,979	$–	$6,360,312,399
Other Financial Instruments
Futures Contract
Assets	$–	$–	$–	$–
Liabilities	(702,250)	–	–	(702,250)
Total	$(702,250)	$–	$–	$(702,250)

(1)	Refer to Note 2(b) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

4	See Notes to Schedule of Investments.

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975.

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure

Notes to Financial Statements (unaudited)(continued)

purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of January 31, 2022 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statutes of limitations on the Fund’s, state and local tax returns may remain open for an additional year depending upon the jurisdiction.

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. (the “agent”) for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund has may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement

Notes to Financial Statements (unaudited)(concluded)

with the Fund has or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by the Fund’s agent; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of January 31, 2022, the market value of securities loaned and collateral received for the Fund were as follows:

Market Value of Securities Loaned	Collateral Received
$921,366	$928,412

QPHR-AFF-1Q

(03/22)